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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 6, 1998
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                        1-652                   54-0414210
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

           1501 North Hamilton Street
               Richmond, Virginia                         23230
    (Address of Principal Executive Offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 359-9311


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Item 5.      Other Events.

         The press release issued by the Registrant on May 6, 1998 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99    Press release issued by the Registrant on May 6, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL CORPORATION
                                                     (Registrant)



Date:  May 7, 1998                          By:  /s/ William J. Coronado
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                                                     William J. Coronado
                                                     Controller

                                  Exhibit Index

Number            Document

99          Press release issued by the Registrant on May 6, 1998.